TRUSTEES AND OFFICERS
C. Oscar Morong, Jr., Chairman
Philip W. Coolidge*, President
H. B. Alvord
Elliott J. Berv
Mark T. Finn
Riley C. Gilley
Diana R. Harrington
Susan B. Kerley
Walter E. Robb, III
E. Kirby Warren
William S. Woods, Jr.

SECRETARY
Linda T. Gibson

TREASURER
John R. Elder*

*Affiliated Person of Administrator and Distributor

--------------------------------------|-|--------------------------------------

INVESTMENT ADVISER
Citibank, N.A.
153 East 53rd Street, New York, NY 10043

ADMINISTRATOR AND DISTRIBUTOR
The Landmark Funds Broker-Dealer Services, Inc.
6 St. James Avenue, Boston, MA 02116
(617) 423-1679

TRANSFER AGENT AND CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

AUDITORS
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110

LEGAL COUNSEL Bingham,
Dana & Gould 150 Federal Street, Boston, MA 02110

--------------------------------------|-|--------------------------------------

SHAREHOLDER SERVICING AGENTS
(See Inside Cover)

This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

NYTFI/A/96         Printed on Recycled Paper [recycle logo]



[LOGO] LANDMARK(SM) FUNDS
       Advised by Citibank, N.A.


LANDMARK
NEW YORK TAX FREE
INCOME FUND


ANNUAL
REPORT
December 31, 1996

-------------------------------------------------------------------------------
                          A LETTER TO OUR SHAREHOLDERS

Dear Shareholder:

   New York State's municipal bond market produced modestly positive returns in 1996, the result of developments within the tax-exempt marketplace and an economic environment characterized by moderate growth. Persistently low inflation and an unchanged monetary policy also contributed to positive returns for many fixed-income securities, including municipal bonds.

   In this environment, the Landmark Funds' investment adviser, Citibank, N.A., continued to manage the Landmark New York Tax Free Income Fund with the goal of achieving its investment objectives: generating high levels of current income exempt from federal, New York State and New York City personal income taxes, and preserving the value of its shareholders' investment. Consistent with this objective, the Fund seeks to provide an attractive yield from a quality investment portfolio consisting of municipal obligations primarily of New York State, its municipalities and their agencies.

   This report reviews the Fund's investment activities and performance during the year ended December 31, 1996, and provides a summary of Citibank's perspective on and outlook for the New York municipal bond market. On behalf of the Board of Trustees of the Landmark Funds, I want to thank you for your confidence and participation.


/s/ Philip W. Coolidge
    Philip W. Coolidge
    President
    January 17, 1997

-------------------------------------------------------------------------------

Remember that Mutual Fund Shares:
o Are not bank deposits or FDIC insured
o Are not obligations of or guaranteed by Citibank or Citicorp Investment
  Services
o Are subject to investment risks, including possible loss of the principal amount invested.

-------------------------------------------------------------------------------
TABLE OF CONTENTS
 1  A Letter to Our Shareholders        5  Fund Data
--------------------------------------     Performance Highlights
 2  Market Environment                 -----------------------------------------
    Fund Snapshot                       6   Portfolio of Investments
-------------------------------------- -----------------------------------------
    Portfolio Manager                   8   Statement of Assets and Liabilities
 3  The Portfolio Manager Responds     -----------------------------------------
    Quotes From the Portfolio Manager   9   Statement of Operations
-------------------------------------- -----------------------------------------
 4  Strategy and Outlook               10   Statement of Changes in Net Assets
    Landmark New York Tax Free         -----------------------------------------
     Income Fund--By the Numbers       11   Financial Highlights
-------------------------------------- -----------------------------------------
                                       12   Notes to Financial Statements
                                       -----------------------------------------
                                       15   Independent Auditors' Report
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MARKET ENVIRONMENT

   The economic and market environments of 1996 defied the forecasts of most investment strategists, including the Landmark Funds' investment manager, Citibank, N.A. At the start of the year, many investors expected U.S. economic growth to slow substantially. Instead, the pace of economic growth accelerated during the first half of the year, raising concern that the rate of inflation might rise and that the environment for municipal bonds would become less attractive. The market's inflation fears were not realized, however, as economic growth moderated during the second half of the year.

   Sustainable, non-inflationary economic growth proved to be a formula for positive performance for taxable and tax-exempt securities alike. Weaker economic growth during the second half of the year supported the Federal Reserve Board's decision to hold monetary policy steady after their last rate cut in January, 1996.

   In the municipal bond market, investors' fears of a "flat" federal personal income tax dissipated with the unsuccessful candidacy of the plan's chief proponent. The resolution of this issue, which had constrained municipal bond prices relative to U.S. Treasury securities, allowed that relationship to return closer to historical averages. As a result, in 1996, municipal bonds outperformed their taxable counterparts in the U.S. Treasury securities marketplace. Favorable economic conditions within New York State supported the state's municipal bond prices as well.

--------------------------------------------------------------------------------
FUND SNAPSHOT

COMMENCEMENT OF OPERATIONS
September 8, 1986

NET ASSETS AS OF 12/31/96
$82.2 million

FUND OBJECTIVE
To generate high levels of current income exempt from federal, New York State and New York City personal income taxes+ and to preserve the value of its shareholders' investment through investing in debt obligations consisting primarily of municipal bonds and notes.

DIVIDENDS
Paid monthly, if any

CAPITAL GAINS
Distributed annually, if any

BENCHMARKS
o Lipper New York State Municipal Bond Funds Average
o Lehman Municipal Bond Index

INVESTMENT ADVISER
Citibank, N.A.

+A portion of the income may be subject to the Federal Alternative Minimum Tax. Consult your personal tax advisor.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER

CARLA WROCKLAGE
Vice President, Citibank, N.A.

Ms. Wrocklage assumed responsibility for the management of the Fund on July 1, 1995. Ms. Wrocklage has over 9 years of tax exempt portfolio management experience. Prior to joining the Adviser in 1995, she was a municipal bond fund portfolio manager for Prudential Insurance Company of America. She began her career with Keystone Group.

--------------------------------------------------------------------------------
THE PORTFOLIO MANAGER RESPONDS

   When the year began, several factors were working against municipal bonds in New York and elsewhere: the possibility of replacing the graduated federal personal income tax with a flat tax, investors' preference for equity investments and uncertainty regarding the economy. However, the Fund's investment adviser, Citibank, N.A., correctly believed that these influences would wane, and consequently positioned the portfolio appropriately.

   As soon as it became apparent in the first quarter of 1996 that the economy was not slowing as expected, we reduced the Fund's average duration to a range considered neutral, thereby reducing the sensitivity of the portfolio to potentially higher interest rates. We maintained this position until the fourth quarter, when the prospect of a slowing economy and falling interest rates prompted us to lengthen the fund's average duration in an attempt to maintain prevailing yields for as long as practical.

   Unlike other segments of the national municipal bond market, there is no shortage of municipal bonds in New York. Consequently, we had a broad array of quality investments from which to choose, enabling us to reduce our holdings of tax-exempt bonds from Puerto Rico, one of the few non-New York securities that provides double tax-free income to New York residents. We also enhanced the Fund's yield by maintaining a portion of the Fund's assets in BBB-rated tax-exempt bonds that are becoming increasingly rare as more issuers insure their securities. We avoided certain sectors of the marketplace because of potential risks, including some of the state's electric utilities, which are in the midst of deregulation and about to face greater competition.

--------------------------------------------------------------------------------
QUOTES FROM THE PORTFOLIO MANAGER

   "Interest rates declined and municipal bond prices rose during the second half of the year as investors realized that economic growth would slow, inflation would not be a problem and a flat income tax was not imminent." "New York State is projecting a multi-million dollar budget surplus for fiscal year 1997. If the 1998 budget is reasonable in its tax revenue and spending projections, New York municipal bonds could receive a higher credit rating." "Absent an unexpected recession or an acceleration of inflation, 1997 should be a positive year for municipal bond investors in New York and elsewhere."

--------------------------------------------------------------------------------
STRATEGY AND OUTLOOK

   We are optimistic about the prospect for New York's municipal bond market in 1997. The national and state economies appear to be on a steady course in which they should neither overheat to inflationary levels nor deteriorate into a recession. Current indicators suggest that the first part of the year will see an unchanged monetary policy, modestly lower interest rates and low rates of inflation. If the New York State economy improves further in 1997, its bond rating could be upgraded modestly.

   The prospect of lower interest rates should be good news for the tax-exempt bond market, where prices will rise if yields fall. In addition, continued low inflation should make New York residents more comfortable investing in municipal bonds for the longer term as the potential for erosion of buying power is reduced. Fixed-income securities, both taxable and tax-exempt, could become particularly attractive if President Clinton and the Republican Congress make substantial progress toward further reducing the federal budget deficit.

   In the municipal bond market, resumption of demand from individual investors is expected when equity returns moderate closer to their historical norms. The combination of increasing demand and stable supply should be favorable for New York's municipal bonds.

Landmark New York Tax Free Income Fund
--------------------------------------------------------------------------------
BY THE NUMBERS

   CHANGES IN PORTFOLIO COMPOSITION
      Portfolio of Investments
            as of 12/31/96

General Obligation Bonds ........ 10%
Cash/Short Term/Other ...........  2%
Other Revenue ................... 17%
State Agencies .................. 20%
Water/Sewer Revenue ............. 14%
Transportation Revenue .......... 10%
Power Revenue ...................  2%
Housing Revenue ................. 10%
Gtd. Prerefunded ................ 15%


        Compared to 12/31/95
General Obligation Bonds ........ 12%
Cash/Short Term/Other ...........  2%
Other Revenue ................... 16%
State Agencies .................. 17%
Water/Sewer Revenue ............. 13%
Transportation Revenue .......... 13%
Power Revenue ...................  5%
Housing Revenue .................  9%
Gtd. Prerefunded ................ 13%

--------------------------------------------------------------------------------
FUND DATA  All Periods Ending December 31, 1996

                                                       TOTAL RETURNS
                                               -----------------------------
                                                 ONE       FIVE       TEN
                                                YEAR      YEARS*     YEARS*
                                                ----      ------     ------
Landmark New York Tax Free Income Fund
  without Sales Charge .......................  3.01%       6.31%      6.67%
Lipper New York State Municipal Bond
  Funds Average ..............................  3.15%       6.73%      6.84%
Lehman Municipal Bond Index ..................  4.43%       7.28%      7.80%
Landmark New York Tax Free Income Fund
  with Maximum Sales Charge of 4.00% ......... (1.11)%      5.44%      6.23%

* Average annual total return

30-Day SEC Yield ..............  5.01%
Income Dividends Per Share .... $0.588

--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS

A $10,000 investment in the Fund made on inception date would have grown to $18,910 with sales charge (as of 12/31/96). The graph shows how this compares to our benchmark over the same period.

The graph includes the initial charge on the Fund (no comparable charge exists for the other indices) and assumes all dividends and distributions from the Fund are reinvested at Net Asset Value.

                Landmark           Landmark       Lipper N.Y.        Lehman
               NY Inc. w/o        NY Inc. w/       State Muni       Muni Bond
               sales charg.      sales charg.      Funds Avg.         Index
               -----------       ------------     ----------        ---------
Sep-86            9,900              9,504          10,000           10,000
Oct-86           10,141              9,735          10,243           10,173
Nov-86           10,329              9,915          10,416           10,375
Dec-86           10,331              9,917          10,421           10,346
Jan-87           10,535             10,113          10,633           10,658
Feb-87           10,603             10,179          10,727           10,710
Mar-87           10,556             10,134          10,679           10,596
Apr-87            9,731              9,342           9,931           10,064
May-87            9,608              9,224           9,823           10,014
Jun-87            9,973              9,574          10,064           10,308
Jul-87           10,042              9,641          10,166           10,413
Aug-87           10,053              9,651          10,204           10,436
Sep-87            9,453              9,075           9,725           10,051
Oct-87            9,430              9,052           9,769           10,087
Nov-87            9,804              9,412          10,037           10,350
Dec-87            9,996              9,596          10,252           10,500
Jan-88           10,399              9,983          10,657           10,874
Feb-88           10,514             10,094          10,758           10,989
Mar-88           10,187              9,779          10,528           10,861
Apr-88           10,219              9,810          10,577           10,944
May-88           10,249              9,839          10,583           10,912
Jun-88           10,431             10,014          10,014           11,072
Jul-88           10,490             10,071          10,815           11,144
Aug-88           10,523             10,102          10,854           11,154
Sep-88           10,737             10,308          11,062           11,356
Oct-88           11,011             10,571          11,306           11,556
Nov-88           10,879             10,444          11,173           11,450
Dec-88           11,111             10,666          11,344           11,567
Jan-89           11,250             10,800          11,506           11,806
Feb-89           11,082             10,639          11,405           11,671
Mar-89           11,120             10,675          11,388           11,643
Apr-89           11,443             10,986          11,678           11,919
May-89           11,713             11,245          11,900           12,167
Jun-89           11,862             11,388          12,057           12,332
Jul-89           12,017             11,536          12,182           12,500
Aug-89           11,837             11,363          12,063           12,378
Sep-89           11,696             11,228          12,009           12,341
Oct-89           11,862             11,387          12,112           12,492
Nov-89           12,073             11,591          12,297           12,711
Dec-89           12,191             11,704          12,397           12,815
Jan-90           12,058             11,576          12,266           12,754
Feb-90           12,111             11,627          12,370           12,868
Mar-90           12,115             11,630          12,339           12,872
Apr-90           11,924             11,447          12,185           12,779
May-90           12,246             11,756          12,498           13,058
Jun-90           12,415             11,919          12,645           13,173
Jul-90           12,691             12,183          12,880           13,367
Aug-90           12,389             11,893          12,615           13,173
Sep-90           12,319             11,826          12,563           13,181
Oct-90           12,485             11,986          12,687           13,420
Nov-90           12,888             12,372          12,976           13,690
Dec-90           12,915             12,398          13,019           13,750
Jan-91           13,131             12,606          13,196           13,935
Feb-91           13,114             12,589          13,269           14,056
Mar-91           13,113             12,588          13,318           14,061
Apr-91           13,318             12,785          13,526           14,249
May-91           13,432             12,895          13,632           14,376
Jun-91           13,420             12,883          13,618           14,362
Jul-91           13,618             13,073          13,839           14,537
Aug-91           13,816             13,264          14,038           14,728
Sep-91           14,036             13,474          14,249           14,920
Oct-91           14,183             13,616          14,386           15,054
Nov-91           14,197             13,629          14,406           15,096
Dec-91           14,508             13,928          14,703           15,420
Jan-92           14,457             13,879          14,622           15,455
Feb-92           14,493             13,914          14,676           15,460
Mar-92           14,449             13,871          14,723           15,466
Apr-92           14,542             13,961          14,879           15,604
May-92           14,787             14,195          15,096           15,788
Jun-92           15,086             14,482          15,408           16,053
Jul-92           15,605             14,981          15,972           16,534
Aug-92           15,379             14,764          15,729           16,373
Sep-92           15,431             14,814          15,776           16,480
Oct-92           15,153             14,547          15,514           16,318
Nov-92           15,498             14,878          15,894           16,610
Dec-92           15,648             15,022          16,097           16,780
Jan-93           15,896             15,260          16,295           16,975
Feb-93           16,505             15,845          16,940           17,589
Mar-93           16,369             15,714          16,767           17,403
Apr-93           16,494             15,834          16,951           17,579
May-93           16,531             15,869          17,070           17,678
Jun-93           16,804             16,132          17,357           17,973
Jul-93           16,810             16,138          17,352           17,996
Aug-93           17,099             16,415          17,730           18,370
Sep-93           17,297             16,605          17,927           18,579
Oct-93           17,327             16,634          17,961           18,614
Nov-93           17,170             16,483          17,760           18,450
Dec-93           17,530             16,829          18,133           18,839
Jan-94           17,701             16,993          18,325           19,054
Feb-94           17,264             16,574          17,865           18,561
Mar-94           16,482             15,823          17,061           17,806
Apr-94           16,513             15,852          17,078           17,957
May-94           16,652             15,986          17,245           18,113
Jun-94           16,450             15,792          17,124           18,008
Jul-94           16,778             16,104          17,425           18,338
Aug-94           16,856             16,182          17,483           18,395
Sep-94           16,526             15,865          17,147           18,125
Oct-94           16,209             15,561          16,773           17,802
Nov-94           15,845             15,211          16,317           17,480
Dec-94           16,221             15,572          16,769           17,865
Jan-95           16,672             16,005          17,242           18,376
Feb-95           17,157             16,471          17,797           18,911
Mar-95           17,353             16,659          17,948           19,128
Apr-95           17,368             16,673          17,970           19,151
May-95           18,024             17,303          18,549           19,762
Jun-95           17,777             17,065          18,300           19,590
Jul-95           17,863             17,148          18,413           19,776
Aug-95           18,097             17,373          18,621           20,027
Sep-95           18,148             17,422          18,718           20,153
Oct-95           18,551             17,809          19,021           20,445
Nov-95           18,956             18,198          19,386           20,784
Dec-95           19,126             18,361          19,586           20,984
Jan-96           19,212             18,443          19,674           21,143
Feb-96           18,972             18,213          19,509           20,999
Mar-96           18,681             17,934          19,187           20,730
Apr-96           18,595             17,851          19,106           20,672
May-96           18,629             17,884          19,104           20,664
Jun-96           18,839             18,085          19,307           20,889
Jul-96           19,010             18,250          19,490           21,077
Aug-96           18,953             18,195          19,443           21,073
Sep-96           19,285             18,514          19,744           21,368
Oct-96           19,459             18,681          19,941           21,609
Nov-96           19,812             19,020          20,300           22,004
Dec-96           19,702             18,914          20,196           21,912


Notes: All Fund performance numbers represent past performance, and are no guarantee of future results. The Fund's share price and investment return will fluctuate, so that the value of an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns include change in share price and reinvestment of dividends and distributions, if any. Total return figures "with sales charge" are provided in accordance with SEC guidelines for comparative purposes for prospective investors.

Landmark New York Tax Free Income Fund
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS  December 31, 1996

MOODY'S
BOND                                                   PRINCIPAL
RATING                                                  AMOUNT
(UNAUDITED)  ISSUER                                 (000'S OMITTED)    VALUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MUNICIPAL BONDS--98.5%
--------------------------------------------------------------------------------
GENERAL OBLIGATION BONDS -- 10.0%
Baa1 New York City, NY Series F, 7.65% due 2/1/06 .....  $3,000     $ 3,333,360
Baa1 New York City, NY Series F, 8.40% due 11/15/06 ...     175         203,282
Baa1 New York City, NY Series B, 6.375% due 8/15/11 ...   1,500       1,533,405
Baa1 New York City, NY Series A, 6.25% due 8/01/12 ....   3,200       3,229,920
                                                                    -----------
                                                                      8,299,967
                                                                    -----------
GUARANTEED/PREREFUNDED AND ETM -- 14.6%
Aaa New York City, NY Series F, 8.40% due 11/15/06 ....   1,825       2,154,394
Aaa New York State Housing Finance Agency, ETM,
      7.90% due 11/1/06 ...............................   5,750       6,673,910
Aaa Puerto Rico Commonwealth Highway Authority,
      8.00% due 7/1/05 ................................   2,900       3,126,983
                                                                    -----------
                                                                     11,955,287
                                                                    -----------
HOUSING REVENUE -- 9.8%
Aa New York State Mortgage Agency Revenue, AMT,
      7.25% due 10/1/07 ...............................   6,075       6,470,240
Aa New York State Mortgage Agency Revenue, AMT,
      7.75% due 10/1/23 ...............................   1,470       1,557,862
                                                                    -----------
                                                                      8,028,102
                                                                    -----------
POWER REVENUE -- 2.4%
Baa1 Puerto Rico Electric Power Authority,
      6.125% due 7/1/09 ...............................   1,000       1,065,840
Baa1 Puerto Rico Electric Power Authority,
      5.25% due 7/1/21 ................................   1,000         929,760
                                                                    -----------
                                                                      1,995,600
                                                                    -----------
STATE AGENCIES -- 20.3%
Baa1 New York State Dormitory Authority,
      6.50% due 2/15/11 ...............................   1,610       1,726,306
Baa1 New York State Dormitory Authority,
      5.25% due 5/15/13 ...............................   2,000       1,883,660
Baa1 New York State Dormitory Authority,
      Dept. of Health, 5.75% due 7/01/17 ..............   2,000       1,931,880
Aaa  New York State Dormitory Authority,
      City University 5.75% due 7/1/18 ................   3,000       3,101,610
Aaa  New York State Dormitory Authority,
      City University 5.00% due 7/1/20 ................   2,000       1,841,760
Baa1 New York State Dormitory Authority,
      5.25% due 5/15/21 ...............................   1,000         890,310
Baa1 New York State Dormitory Authority,
      5.70% due 7/1/21 ................................     750         711,135
Baa1 New York State Dormitory Authority,
      5.40% due 5/15/23 ...............................   1,690       1,541,787
Baa1 New York State Urban Development Revenue,
      5.875% due 4/1/09 ...............................   1,245       1,258,122
Baa1 New York State Urban Development Revenue,
      5.25% due 1/1/21 ................................   2,000       1,807,880
                                                                    -----------
                                                                     16,694,450
                                                                    -----------
TRANSPORTATION REVENUE --10.4%
Baa1 Metropolitan Transportation
      Authority, NY, 5.75% due 7/1/13 .................   1,000         997,480
Baa1 Metropolitan Transportation
      Authority, NY, 5.75% due 7/1/13 .................   3,000       2,992,440
Baa1 New York State Thruway
      Authority, 5.875% due 4/1/14 ....................   1,000         999,700
Aaa  Puerto Rico Commonwealth
      Highway Authority,
      5.50% due 7/1/13.................................   1,125       1,146,870
Aaa  Puerto Rico Commonwealth
      Highway Authority,
      5.50% due 7/1/15 ................................   1,000       1,016,210
Baa1 Puerto Rico Commonwealth
      Highway Authority,
      5.50% due 7/1/26 ................................     500         482,400
Aa   Triborough Bridge & Tunnel
      Authority, 5.00% due 1/1/20 .....................   1,000         936,420
                                                                    -----------
                                                                      8,571,520
                                                                    -----------
WATER AND SEWER REVENUE -- 13.8%
Aaa  New York City Municipal Water
       Finance, 5.75% due 6/15/26 ......................  2,000       2,008,320
Aa   New York State Environmental
       Facilities, 7.00% due 6/15/12 ...................  3,360       3,697,008
Aa   New York State Environmental
       Facilities, 7.50% due 6/15/12 ...................  3,000       3,303,990
A1   New York State Environmental
       Facilities, 7.125% due 7/1/12 ...................  2,100       2,276,820
                                                                    -----------
                                                                     11,286,138
                                                                    -----------
OTHER REVENUE -- 17.2%
Aa   Municipal Assistance Corp.,
       Series E, 6.00% due 7/1/06 ......................  1,000       1,089,660
Aaa  Municipal Assistance Corp., Series B,
       Zero Coupon Bond  due 7/15/11 ...................    500         224,175
Aaa  Municipal Assistance Corp., Series B,
       Zero Coupon Bond due 1/15/12 ....................    400         173,184
Aaa  Municipal Assistance Corp., Series B,
       Zero Coupon Bond due 1/15/13 ....................    800         325,056
Aaa  Municipal Assistance Corp., Series B,
       Zero Coupon Bond due 1/15/14 ....................  1,405         539,689
N/R  New York City Industrial
       Development Agency,
       7.00% due 5/1/08 ................................    800         827,792
A    New York State Local Government
       Assist Series "E",
       6.00% due 4/1/14.................................  2,000       2,147,020
A    New York State Local Government
       Assist Series "A",
       5.25% due 4/1/19.................................  4,000       3,783,640
Aaa  New York State Medical
       Care Facilities,
       6.90% due 8/15/34 ...............................  1,000       1,106,310
N/R  Port Authority New York and
       New Jersey Special Obligation,
       6.75% due 10/1/19 ...............................  3,850       3,935,547
                                                                    -----------
                                                                     14,152,073
                                                                    -----------
TOTAL MUNICIPAL BONDS
 (Identified Cost $76,616,400) .........................            $80,983,137
                                                                    -----------

-------------------------------------------------------------------------------
                          VARIABLE RATE DEMAND NOTES*
                             AT AMORTIZED COST--0.4%
-------------------------------------------------------------------------------
New York, NY, due 8/1/23 ...............................    300         300,000
                                                                    -----------

TOTAL INVESTMENTS
  (Identified Cost $76,916,400) ........................  98.9%      81,283,137

OTHER ASSETS,
 LESS LIABILITIES.......................................    1.1         898,869
                                                         ------     -----------
NET ASSETS.............................................. 100.0%     $82,182,006
                                                         ======     ===========

AMT - Subject to Alternative Minimum Tax
ETM - Escrow to Maturity for timely payment of principal
*Variable rate demand notes have a demand feature under which the Fund could tender them back to the issuer on no more than 7 days' notice.

See notes to financial statements

Landmark New York Tax Free Income Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES  December 31, 1996


ASSETS:
Investments, at value (Note 1A)
 (Identified Cost, $76,916,400) ......................              $81,283,137
Cash..................................................                    6,978
Interest receivable...................................                1,533,077
                                                                    -----------
    Total assets......................................               82,823,192
                                                                    -----------

LIABILITIES:
Payable for shares of beneficial interest repurchased                   540,660
Payable to affiliates:
  Investment advisory fees (Note 2)...................     $ 4,479
  Shareholder servicing agents' fees (Note 3B)........      18,729       23,208
                                                           -------
Accrued expenses and other liabilities................                   77,318
                                                                    -----------
    Total liabilities.................................                  641,186
                                                                    -----------
NET ASSETS for 7,486,395 shares of beneficial
  interest outstanding ...............................              $82,182,006
                                                                    ===========
NET ASSETS CONSIST OF:
Paid-in capital.......................................              $83,377,324
Accumulated net realized loss on investments..........               (5,593,561)
Unrealized appreciation of investments................                4,366,737
Undistributed net investment income...................                   31,506
                                                                    -----------
    Total.............................................              $82,182,006
                                                                    ===========

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE OF
  BENEFICIAL INTEREST ................................                   $10.98
                                                                         ======

COMPUTATION OF OFFERING PRICE:
Maximum Offering Price per share based on a
   4.00% sales charge ($10.98 / 0.96) ...............                    $11.44
                                                                         ======


See notes to financial statements

Landmark New York Tax Free Income Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1996

INVESTMENT INCOME (Note 1B):
Interest.............................................                $5,258,222

EXPENSES:
Investment advisory fees (Note 2).................... $  342,600
Administrative fees (Note 3A)........................    214,125
Shareholder servicing agents' fees (Note 3B).........    214,125
Distribution fees (Note 4)...........................    128,475
Custodian fees.......................................     77,069
Auditing services....................................     29,800
Trustee fees.........................................     21,785
Shareholder reports..................................     19,547
Legal services.......................................     14,672
Transfer agent fees..................................     12,000
Miscellaneous........................................     14,184
                                                      ----------
   Total expenses....................................  1,088,382
Less aggregate amount waived by Investment Adviser,
   Administrator and Distributor (Notes 2, 3A,          (400,774)
Less fees paid indirectly (Note 1G)..................     (2,401)
                                                      ----------
   Net expenses......................................                   685,207
                                                                     ----------
   Net investment income.............................                 4,573,015
                                                                     ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investment transactions.........                   348,515
Unrealized appreciation (depreciation) of investments--
   Beginning of period...............................  6,911,315
   End of period.....................................  4,366,737
                                                      ----------
Net change in unrealized appreciation (depreciation).                (2,544,578)
                                                                     ----------
   Net realized and unrealized gain (loss) on investments            (2,196,063)
                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..               $2,376,952
                                                                     ==========

See notes to financial statements

Landmark New York Tax Free Income Fund
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                      YEAR ENDED DECEMBER 31,
                                                    ----------------------------
                                                       1996            1995
                                                       ----            ----
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income.............................  $ 4,573,015    $44,973,561
Net realized gain on investment transactions......      348,515      2,495,369
Net change in unrealized appreciation
 (depreciation) of investments ...................   (2,544,578)     7,077,868
                                                    -----------    -----------
Net increase in net assets resulting from
   operations ....................................    2,376,952     14,546,798
                                                    -----------    -----------

DIVIDENDS DECLARED TO SHAREHOLDERS FROM:
Net investment income.............................   (4,598,756)    (4,916,314)
                                                    -----------    -----------

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
 (Note 6):
Net proceeds from sale of shares..................    7,081,700      3,497,861
Net asset value of shares issued to
 shareholders from reinvestment of dividends......    4,543,061      4,906,229
Cost of shares repurchased........................  (17,485,191)   (14,169,410)
                                                    -----------    -----------
  Net decrease in net assets from
    transactions in shares of beneficial interest.   (5,860,430)    (5,765,320)
                                                     -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS ............   (8,082,234)     3,865,164

NET ASSETS:
Beginning of period...............................   90,264,240     86,399,076
                                                    -----------    -----------
End of period (including undistributed net
 investment income of $31,506 and
 $57,247, respectively)...........................  $82,182,006    $90,264,240
                                                    ===========    ===========

See notes to financial statements

Landmark New York Tax Free Income Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


                                                             FOUR MONTHS
                                                                ENDED
                                  YEAR ENDED DECEMBER 31,     DECEMBER 31,     YEAR ENDED AUGUST 31,
                                -------------------------        1993         ----------------------
                                  1996      1995      1994    (NOTE 1D)         1993        1992
                                 -----      ----      ----   ----------         ----        ----
Net Asset Value, beginning of
  period....................... $ 11.25   $ 10.09   $ 11.54    $ 11.44        $ 10.82      $ 10.27
                                -------   -------   -------    -------        -------      -------
Income From Operations:
Net investment income..........   0.585     0.607     0.566      0.210          0.567        0.589
Net realized and unrealized
  gain (loss) on investments ..  (0.267)    1.153    (1.415)     0.076          0.610        0.541
                                -------   -------   -------    -------        -------      -------
    Total from operations .....   0.318     1.760    (0.849)     0.286          1.177        1.130
                                -------   -------   -------    -------        -------      -------
Less Dividends From:
  Net investment income .......  (0.588)   (0.600)   (0.601)    (0.186)        (0.557)      (0.580)
                                -------   -------   -------    -------        -------      -------
  Net Asset Value,
    end of period ............. $ 10.98   $ 11.25   $ 10.09    $ 11.54       $  11.44      $ 10.82
                                =======   =======   =======    =======       ========      =======

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's omitted).............. $82,182   $90,264   $86,399   $120,824      $111,583        $81,185
Ratio of expenses to average
  net assets...................   0.80%     0.80%     0.80%      0.80%+        0.80%          0.80%
Ratio of net investment income
  to average net assets........   5.34%     5.62%     5.52%      4.84%+        5.11%          5.58%
Portfolio turnover.............     47%       98%      150%        46%+         149%           143%
Total return...................   3.01%    17.89%   (7.47)%      2.52%**      11.19%         11.31%

    Note: If Agents of the Fund had not voluntarily agreed to waive all or a portion of their fees for the periods indicated and the expenses were not reduced for fees paid indirectly for the years after December 31, 1994, the net investment income per share and the ratios would have been as follows:

Net investment income
  per share ................... $ 0.534    $0.555    $0.508     $0.191         $0.51        $0.537

Ratios:
Expenses to average net assets.   1.27%     1.27%     1.27%      1.23%+         1.27%        1.30%
Net investment income to
  average net assets...........   4.87%     5.15%     5.05%      4.40%+         4.64%        5.09%

+ Annualized
**Not annualized

See notes to financial statements

Landmark New York Tax Free Income Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES
The Landmark New York Tax Free Income Fund (the "Fund") is a separate non-diversified series of Landmark Tax Free Income Funds (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Investment Adviser of the Fund is Citibank, N.A. ("Citibank"). The Landmark Funds Broker-Dealer Services, Inc. ("LFBDS") acts as the Fund's Administrator and Distributor. Citibank also serves as Sub-Administrator and makes shares available to customers as Shareholder Servicing Agent.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The significant accounting policies consistently followed by the Fund are in conformity with generally accepted accounting principles and are as follows:

A. INVESTMENT SECURITY VALUATIONS -- Debt securities (other than short-term obligations maturing in 60 days or less) are valued on the basis of valuations furnished by a pricing service which takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of the securities. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which approximates market value. Securities, if any, for which there are no such valuations or quotations are valued at fair value as determined in good faith by or under guidelines established by the Trustees.

B. INCOME -- Interest income is determined on the basis of interest accrued and discount earned, adjusted for amortization of premium or discount on long-term debt securities when required for federal income tax purposes.

C. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code available to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investment transactions. Accordingly, no provision for federal income or excise tax is necessary. Dividends by the Fund from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Fund to pay exempt interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders. At December 31, 1996, the Fund, for federal income tax purposes, had a capital loss carryover of $5,593,561 which will expire on December 31, 2002. Such capital loss carryover will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax.

D. CHANGE IN FISCAL YEAR END -- Effective September 1, 1993, the Fund changed its fiscal year end from August 31 to December 31.

E. Distributions -- The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

F. OTHER -- Investment transactions are accounted for on the date the investments are purchased or sold. Realized gains and losses are determined on the identified cost basis. Distributions to shareholders and shares issuable to shareholders electing to receive distributions in shares are recorded on the ex-dividend date.

G. FEES PAID INDIRECTLY -- The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

H. EXPENSES -- The Fund bears all costs of its operations other than expenses specifically assumed by Citibank and LFBDS. Expenses incurred by the Trust with respect to any two or more funds or series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

(2) INVESTMENT ADVISORY FEES

The investment advisory fee paid to Citibank, as compensation for overall investment management services, amounted to $342,600, of which $254,015 was voluntarily waived for the year ended December 31, 1996. The investment advisory fee is computed at the annual rate of 0.40% of average daily net assets.

(3) ADMINISTRATIVE SERVICES PLAN

The Trust, on behalf of the Fund, has adopted an Administrative Services Plan (the "Administrative Services Plan") which provides that the Trust may obtain the services of an Administrator, one or more Shareholder Servicing Agents and other Servicing Agents and may enter into agreements providing for the payment of fees for such services. Under the Administrative Services Plan, the aggregate of the fee paid to the Administrator from the Fund, the fees paid to the Shareholder Servicing Agents from the Fund and the Basic Distribution Fee paid from the Fund to the Distributor under the Distribution Plan may not exceed 0.65% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year.

A. ADMINISTRATIVE FEES -- Under the terms of an Administrative Services Agreement, the administrative fee paid to the Administrator, as compensation for overall administrative services and general office facilities, is accrued daily and paid monthly at an annual rate of 0.25% of the Fund's average daily net assets. The Administrative fees amounted to $214,125, of which $18,284 was voluntarily waived for the year ended December 31, 1996. Citibank acts as Sub-Administrator and performs such duties and receives such compensation from LFBDS as from time to time is agreed to by LFBDS and Citibank. The Fund pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Fund from the Administrator or its affiliates. Certain of the officers and a Trustee of the Fund are officers and directors of the Administrator or its affiliates.

B. SHAREHOLDER SERVICING AGENTS FEES -- The Trust, on behalf of the Fund, has entered into shareholder servicing agreements with each Shareholder Servicing Agent pursuant to which that Shareholder Servicing Agent acts as an agent for its customers and provides other related services. For their services, each Shareholder Servicing Agent receives fees from the Fund, which may be paid periodically, but may not exceed, on an annualized basis, an amount equal to 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment is being made by investors for whom such Shareholder Servicing Agent maintains a servicing relationship. Shareholder Servicing Agents' fees amounted to $214,125 for the year ended December 31, 1996.

(4) DISTRIBUTION FEES

The Trust, on behalf of the Fund, has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, in which the Fund reimburses the Distributor for expenses incurred or anticipated in connection with sales of shares of the Fund, at an annual rate not to exceed 0.15% of the Fund's average daily net assets. The Distribution fees amounted to $128,475, all of which was voluntarily waived for the year ended December 31, 1996. The Distributor may also receive an additional fee from the Fund at an annual rate not to exceed 0.05% of the Fund's average daily net assets in anticipation of, or as reimbursement for, advertising expenses incurred by the Distributor in connection with the sale of shares of the Fund. No payment of such additional fees has been made during the period.

(5) PURCHASES AND SALES OF INVESTMENTS

Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $33,557,589 and $38,888,762, respectively.

(6) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value). Transactions in shares of beneficial interest were as follows:

                                      Year Ended December 31,
                                     ------------------------
                                        1996          1995
                                       -----          ----
Shares sold....................       642,528       323,585
Shares issued to
  shareholders from
  reinvestment of
  dividends....................       417,595       457,160
Shares repurchased ............    (1,595,467)   (1,319,122)
                                    ---------     ---------
Net decrease...................      (535,344)     (538,377)
                                    =========     =========

(7) FEDERAL INCOME TAX BASIS OF INVESTMENTS

The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 1996, as computed on a federal income tax basis, are as follows:

Aggregate cost.................................. $76,916,400
                                                 ===========
Gross unrealized appreciation .................. $ 4,442,531
Gross unrealized depreciation ..................     (75,794)
                                                 -----------
  Net unrealized appreciation .................. $ 4,366,737
                                                 ===========

(8) LINE OF CREDIT

The Fund, along with other Landmark Funds, entered into an ongoing agreement with a bank which allows the Funds collectively to borrow up to $40 million for temporary or emergency purposes. Interest on borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. In addition, the committed portion of the line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended December 31, 1996, the commitment fee allocated to the Fund was $338. Since the line of credit was established there have been no borrowings.

Landmark New York Tax Free Income Fund
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT


TO THE TRUSTEES AND SHAREHOLDERS OF LANDMARK
NEW YORK TAX FREE INCOME FUND:

   We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Landmark New York Tax Free Income Fund, a separate series of Landmark Tax Free Income Funds (the "Trust") (a Massachusetts business trust), as of December 31, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 1996 and 1995, and the financial highlights for each of the years in the three year period ended December 31, 1996, the four months ended December 31, 1993 and for each of the years in the two year period ended August 31, 1993. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of December 31, 1996, by correspondence with the Custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Landmark New York Tax Free Income Fund at December 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 31, 1997

--------------------------------------------------------------------------------
SHAREHOLDER
SERVICING AGENTS

FOR CITIBANK NEW YORK RETAIL BANKING AND
BUSINESS AND PROFESSIONAL CUSTOMERS:
Citibank, N.A.
111 Wall Street, New York, NY 10043
(212) 820-2383 or (800) 846-5300

FOR CITIGOLD CUSTOMERS:
Citibank, N.A.
Citigold
P.O. Box 5130, New York, NY 10150-5130
Call Your Citigold Executive or, in NY or CT, (800) 285-1701 or for all other states, (800) 285-1707

FOR CITIBANK PRIVATE BANKING CLIENTS:
Citibank, N.A.
The Citibank Private Bank
153 East 53rd Street, New York, NY 10043
Call Your Citibank Private Banking Account Officer,
Investment Specialist or (212) 559-5959

FOR CITIBANK GLOBAL ASSET MANAGEMENT CLIENTS:
Citibank, N.A.
Citibank Global Asset Management
153 East 53rd Street, New York, NY 10043
(212) 559-7117

FOR CITIBANK NORTH AMERICAN
INVESTOR SERVICES CLIENTS:
Citibank, N.A.
111 Wall Street, New York, NY 10043
Call Your Account Manager or (212) 657-9100

FOR CITICORP INVESTMENT SERVICES CUSTOMERS:
Citicorp Investment Services
One Court Square, Long Island City, NY 11120
Call Your Investment Consultant or (800) 846-5200
(212) 820-2380 in New York City

TRUSTEES AND OFFICERS
C. Oscar Morong, Jr., Chairman
Philip W. Coolidge*, President
H. B. Alvord
Elliott J. Berv
Mark T. Finn
Riley C. Gilley
Diana R. Harrington
Susan B. Kerley
Walter E. Robb, III
E. Kirby Warren
William S. Woods, Jr.

SECRETARY
Linda T. Gibson*

TREASURER
John R. Elder*
*Affiliated Person of Administrator and Distributor

--------------------------+-------------------------

INVESTMENT ADVISER
Citibank, N.A.
153 East 53rd Street, New York, NY 10043

ADMINISTRATOR AND DISTRIBUTOR
The Landmark Funds Broker-Dealer Services, Inc.
6 St. James Avenue, Boston, MA 02116
(617) 423-1679

TRANSFER AGENT AND CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

AUDITORS
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110

LEGAL COUNSEL
Bingham, Dana & Gould
150 Federal Street, Boston, MA 02110

--------------------------+-------------------------

SHAREHOLDER SERVICING AGENTS
(See Inside Cover)

This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

NTFI/A/96           Printed on Recycled Paper [Recycle Symbol)


[Logo]   LANDMARK(SM) FUNDS
             Advised by Citibank, N.A.


                     LANDMARK
                     NATIONAL TAX FREE
                     INCOME FUND


                     ANNUAL
                     REPORT
                     December 31, 1996

-------------------------------------------------------------------------------
                          A LETTER TO OUR SHAREHOLDERS

Dear Shareholder:

   The U.S. municipal bond market produced modestly positive returns in 1996, the result of developments within the tax-exempt marketplace and an economic environment characterized by moderate growth. Persistently low inflation and an unchanged monetary policy contributed to positive total returns for many fixed-income securities, including municipal bonds.

   In this environment, the Landmark Funds' investment adviser, Citibank, N.A., continued to manage the Landmark National Tax Free Income Fund with the goal of achieving its investment objectives: generating high levels of current income exempt from federal personal income taxes, and preserving the value of its shareholders' investment. Consistent with this objective, the Fund seeks to provide an attractive yield from a high-quality investment portfolio consisting of municipal obligations primarily of states, municipalities and their agencies.

   This report reviews the Fund's investment activities and performance during the year ended December 31, 1996, and provides a summary of Citibank's perspective on and outlook for the municipal bond market. On behalf of the Board of Trustees of the Landmark Funds, I want to thank you for your confidence and participation.


/s/ Philip W. Coolidge
    Philip W. Coolidge
    President
    January 17, 1997

-------------------------------------------------------------------------------

Remember that Mutual Fund Shares:
o Are not bank deposits or FDIC insured
o Are not obligations of or guaranteed by Citibank or Citicorp Investment
  Services
o Are subject to investment risks, including possible loss of the principal amount invested.

-------------------------------------------------------------------------------
TABLE OF CONTENTS
 1  A Letter to Our Shareholders        5   Fund Data
--------------------------------------      Performance Highlights
 2  Market Environment                 -----------------------------------------
    Fund Snapshot                       6   Portfolio of Investments
-------------------------------------- -----------------------------------------
    Portfolio Manager                   7   Statement of Assets and Liabilities
 3  The Portfolio Manager Responds     -----------------------------------------
    Quotes From the Portfolio Manager   8   Statement of Operations
-------------------------------------- -----------------------------------------
 4  Strategy and Outlook                9   Statement of Changes in Net Assets
    Landmark National Tax Free         -----------------------------------------
     Income Fund--By the Numbers       10   Financial Highlights
-------------------------------------- -----------------------------------------
                                       11   Notes to Financial Statements
                                       -----------------------------------------
                                       14   Independent Auditors' Report
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MARKET ENVIRONMENT

   The economic and market environments of 1996 defied the forecasts of most investment strategists, including the Landmark Funds' investment manager, Citibank, N.A. At the start of the year, many investors expected U.S. economic growth to slow substantially. Instead, the pace of economic growth accelerated during the first half of the year, raising concern that the rate of inflation might rise and that the environment for both stocks and bonds would become less attractive. The market's inflation fears were not realized, however, as economic growth moderated during the second half of the year.

   Sustainable, non-inflationary economic growth proved to be a formula for modestly positive performance for fixed-income securities of most types and maturities. Weaker economic growth during the second half of the year supported the Federal Reserve Board's decision to hold monetary policy steady after their most recent rate cut in January.

   In the municipal bond market, investors' fears of a "flat" federal income tax dissipated with the unsuccessful candidacy of the plan's chief proponent. The resolution of this issue, which had constrained municipal bond prices relative to U.S. Treasury securities, allowed that relationship to return closer to historical averages. As a result, in 1996, municipal bonds outperformed their taxable counterparts in the U.S. Treasury securities marketplace.

--------------------------------------------------------------------------------
FUND SNAPSHOT

COMMENCEMENT OF OPERATIONS
August 17, 1995

NET ASSETS AS OF 12/31/96
$2.1 million

FUND OBJECTIVE
To generate high levels of current income exempt from federal income taxes+ and to preserve the value of its shareholders' investment. The Fund invests primarily in municipal obligations that pay interest that is exempt from federal income taxes.

DIVIDENDS
Paid monthly

CAPITAL GAINS
Distributed annually, if any

BENCHMARKS
o Lipper General Municipal Bond Funds Average
o Lehman Municipal 4 Years Plus Bond Index

INVESTMENT ADVISER
Citibank, N.A.

+A portion of the income may be subject to the Federal Alternative Minimum Tax. Consult your personal tax advisor.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER

CARLA WROCKLAGE
Vice President, Citibank, N.A.

Ms. Wrocklage has been responsible for the management of the Fund since the Fund's commencement of operations August 17, 1995. Ms. Wrocklage has over 9 years of tax exempt portfolio management experience. Prior to joining the Adviser in 1995, she was a municipal bond fund portfolio manager for Prudential Insurance Company of America. She began her career at Keystone Group.

--------------------------------------------------------------------------------
THE PORTFOLIO MANAGER RESPONDS

   When the year began, several factors were working against municipal bonds: the possibility of replacing the graduated federal personal income tax with a flat tax, investors' preference for equity investments and uncertainty regarding the economy. However, the Fund's investment adviser, Citibank, N.A., correctly believed that these influences would wane, and consequently positioned the portfolio appropriately.

   As soon as it became apparent in the first quarter of 1996 that the economy was not slowing as expected, we reduced the Fund's average duration to a range considered neutral, thereby reducing the sensitivity of the fund to higher interest rates. We maintained this position until the fourth quarter, when a slowing economy and falling interest rates prompted us to lengthen the fund's average duration in an attempt to maintain prevailing yields for as long as practical.

   We also benefited early from our security selection strategy. By emphyasizing positions in bonds from high-tax speciality states such as New York and Arizona, we were able to obtain better values than were available in the general marketplace. We enhanced the Fund's yield by maintaining a portion of the Fund's assets in BBB- rated tax-exempt bonds that are becoming increasingly rare as more issuers insure their securities. We avoided certain sectors of the marketplace because of potential risks, including electric utilities, which are in the midst of deregulation and about to face greater competition, and uninsured bonds of California localities, because of political developments.

--------------------------------------------------------------------------------
 QUOTES FROM THE PORTFOLIO MANAGER

"Muncipal bond prices rose during the second half of the year as investors realized that economic growth would slow, inflation would not be a problem and a flat income tax was not imminent."

"We focused on the bonds of high-tax, specialty states because we expect demand for municipal bonds to be greatest there when returns stabilize in the equity markets."

"Absent an unexpected recession or an acceleration of inflation, 1997 should be a positive year for municipal bond investors."

--------------------------------------------------------------------------------
STRAGEGY AND OUTLOOK

    We are optimistic about the prospect for the municipal bond market in 1997. The economy appears to be on a steady course in which it should neither overheat to inflationary levels nor deteriorate into a recession. Current indications suggest that the first part of the year will see an unchanged monetary policy, modestly lower interest rates and low rates of inflation.

    The prospect of lower interest rates should be good news for the tax-exempt bond market, where prices will rise if yields fall. In addition, the prospect of continued low inflation should make investors more comfortable investing in municipal bonds for the longer term as the potential for erosion of buying power is reduced. Fixed-income securities, both taxable and tax exempt, could become particularly attractive if President Clinton and the Republican Congress make substantial progress toward further reducing the federal budget deficit.

    In the municipal bond market, resumption of demand from individual investors is expected when equity returns moderate to more normal levels. The combination of increasing demand and stable supply should be favorable for future gains in the municipal bond market.

Landmark National Tax Free Income Fund
--------------------------------------------------------------------------------
BY THE NUMBERS

--------------------------------------------------------------------------------
                          CHANGES IN PORTFOLIO COMPOSITION


    Portfolio of Investments
         as of 12/31/96                       ...Compared to 12/31/95

General Obligation Bonds      30%         General Obligation Bonds      31%
Transportation Revenue        17%         Transportation Revenue        16%
Other Revenue                 13%         Other Revenue                 15%
Housing Revenue                9%         Water/Sewer Revenue           12%
Cash/Short Term/Other          7%         Cash/Short Term/Other         10%
Water/Sewer Revenue            6%         State Agencies                 7%
Power Revenue                  6%         Power Revenue                  5%
Education                      5%         Housing Revenue                4%
State Agencies                 4%
Hospital Revenue               3%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND DATA Period Ending December 31, 1996

                                                    TOTAL RETURNS
                                             ------------------------------
                                                                 SINCE
                                             ONE                 8/17/95
                                             YEAR              (INCEPTION)*
                                            -------            -----------
Landmark National Tax Free Income Fund
   without Sales Charge ................     3.31%               7.88%
Lipper General Municipal Bond Funds
   Average .............................     3.30%               4.65%+
Lehman Municipal 4 Years Plus Bond Index     4.45%               7.25%+
Landmark National Tax Free Income Fund
   with Maximum Sales Charge of 4.00% .     (0.82)%              4.72%

* Total Return from 8/17/95 (Commencement of Operations) to December 31, 1996 + From 8/31/95

30-Day SEC Yield              5.38%
Income Dividends Per Share    $0.54

--------------------------------------------------------------------------------
 PERFORMANCE HIGHLIGHTS

A $10,000 investment in the Fund made on inception date would have grown to $10,655 with sales charge (as of 12/31/96). The graph shows how this compares to our benchmark over the same period.

The graph includes the initial charge on the Fund (no comparable charge exists for the other indices) and assumes all dividends and distributions from the Fund are reinvested at Net Asset Value.

               Landmark       Landmark       Lipper         Lehman
               National       National       General       Municipal
               Tax Free       Tax Free      Municipal        4 Yrs
               w/o sales      w. sales        Bond           Plus
                 chrg.          chrg.         Avg.           index
--------------------------------------------------------------------------------

Aug-95         10,190          9,782         10,000         10,000
Sep-95         10,248          9,838         10,059         10,065
Oct-95         10,456         10,038         10,215         10,223
Nov-95         10,636         10,211         10,412         10,405
Dec-95         10,743         10,314         10,529         10,513
Jan-96         10,840         10,407         10,580         10,593
Feb-96         10,712         10,283         10,497         10,514
Mar-96         10,491         10,072         10,329         10,366
Apr-96         10,434         10,017         10,280         10,332
May-96         10,398          9,982         10,284         10,326
Jun-96         10,549         10,127         10,381         10,444
Jul-96         10,670         10,243         10,472         10,544
Aug-96         10,643         10,217         10,466         10,539
Sep-96         10,817         10,385         10,617         10,696
Oct-96         10,938         10,502         10,732         10,824
Nov-96         11,158         10,712         10,920         11,034
Dec-96         11,099         10,655         10,873         10,981


Notes: All Fund performance numbers represent past performance, and are no guarantee of future results. The Fund's share price and investment return will fluctuate, so that the value of an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns include change in share price and reinvestment of dividends and distributions, if any. Total return figures "with sales charge" are provided in accordance with SEC guidelines for comparative purposes for prospective investors.

 Landmark National Tax Free Income Fund
--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS  December 31, 1996

MOODY'S
BOND                                      PRINCIPAL
RATING                                     AMOUNT
(UNAUDITED)       ISSUER               (000'S OMITTED)       VALUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 MUNICIPAL BONDS--92.8%
--------------------------------------------------------------------------------
GENERAL OBLIGATION BONDS -- 30.5%
Aaa  Johnston County, North Carolina,
      5.10% due 2/1/05 ...............   $    100        $  101,600
Aaa  Massachusetts State, Construction
      Loan, 5.625% due 8/1/13 ........         50            50,689
Aa   Metro, Oregon Open Spaces
      Program Series "A",
      5.50% due 9/1/10 ...............         50            50,558
Aaa  Montgomery, New Jersey,
      5.45% due 8/1/06 ...............         70            72,843
Baa1  New York, New York,
      6.25% due 8/1/12 ...............         50            50,468
Baa1  New York, New York,
      6.25% due 8/1/17 ...............        200           200,574
Aaa  San Anselmo, California,
      5.60% due 8/1/11 ...............         50            50,638
Aa1  Winston Salem, North Carolina,
      5.40% due 6/1/11 ...............         50            50,573
                                                         ----------
                                                            627,943
                                                         ----------
EDUCATION -- 4.7%
Aaa  Pleasanton, California School
      District, 5.60% due 8/1/11 .....         50            51,253
AAA  University of Montana
      5.00% due 11/15/17 .............         50            46,154
                                                         ----------
                                                             97,407
                                                         ----------
HOSPITAL REVENUE -- 3.2%
Aaa  Michigan State Hospital Finance
      Authority, 5.25% due 5/15/26 ...         70            65,348
                                                         ----------
HOUSING -- 9.2%
Aa   Pennsylvania Housing Finance
      Agency, AMT, 7.45% due 10/1/10 .         80            84,387
A1   Tennessee Housing Development
      Agency, AMT, 6.90% due 7/1/25 ..        100           105,446
                                                         ----------
                                                            189,833
                                                         ----------
POWER REVENUE -- 5.7%
A1   New York State Energy Research &
      Development Authority, AMT,
      7.50% due 7/1/25 ...............         60            64,228
Aaa  Sikeston, Missouri, Electrical
      Revenue, 6.00% due 6/1/14  .....         50            53,585
                                                         ----------
                                                            117,813
                                                         ----------
STATE AGENCIES -- 4.5%
Baa1 New York State Dormitory
      Authority, 5.50% due 5/15/23 ...        100            91,923
                                                         ----------
TRANSPORTATION REVENUE -- 16.8%
Baa  Arapahoe County, Colorado
      Capital Improvement,
      7.00% due 8/31/26 ..............        150           165,223
Aaa  Delaware River and Bay Authority,
      6.00% due 1/1/06 ...............         90            97,081
Aaa  Puerto Rico Commonwealth,
      Highway Series "Y,"
      6.25% due 7/1/05 ...............         75            82,925
                                                         ----------
                                                            345,229
                                                         ----------
WATER AND SEWER REVENUE -- 5.5%
Aaa  Bexar, Texas Metropolitan Water
      District, 6.00% due 5/1/15 .....         50            51,642
Aa   Charlotte North Carolina
      Water & Sewer Systems,
      5.25% due 12/1/21 ..............         65            62,050
                                                         ----------
                                                            113,692
                                                         ----------
OTHER REVENUE -- 12.7%
Aa  Municipal Assistance Corp.,
      Series E, 6.00% due 7/1/05 .....        100           108,906
NR  Port Authority New York &
      New Jersey Special Obligation,
      AMT, 6.75% due 10/1/19 .........        150           153,333
                                                         ----------
                                                            262,239
                                                         ----------
TOTAL MUNICIPAL BONDS
  (Identified Cost $1,857,566) .......                    1,911,427
                                                         ----------

--------------------------------------------------------------------------------
 VARIABLE RATE DEMAND NOTES AT AMORTIZED COST*--2.4%
--------------------------------------------------------------------------------
  New York, NY, 5.00% due 8/1/22 .....         50            50,000
                                                         ----------
Total Investments
  (Identified Cost $1,907,566) .......       95.2%        1,961,427
Other Assets, Less Liabilities .......        4.8            98,875
                                         --------        ----------
Net Assets ...........................      100.0%       $2,060,302
                                         ========        ==========


* Variable rate demand notes have a demand feature under which the Fund could tender them back to the issuer on no more than 7 days' notice.

See notes to financial statements

  Landmark National Tax Free Income Fund
--------------------------------------------------------------------------------
  STATEMENT OF ASSETS AND LIABILITIES  December 31, 1996

ASSETS:
Investments, at value (Note 1A) (Identified Cost, $1,907,566)...................................              $1,961,427
Cash............................................................................................                  63,409
Interest receivable.............................................................................                  38,716
                                                                                                              ----------
    Total assets................................................................................              2,063,552
                                                                                                             ----------


LIABILITIES:
Dividends payable...............................................................................                  3,250


NET ASSETS for 199,218 shares of beneficial interest outstanding................................             $2,060,302
                                                                                                             ==========

NET ASSETS CONSIST OF:
Paid-in capital.................................................................................              $2,021,898
Unrealized appreciation of investments..........................................................                  53,861
Accumulated net realized loss on investments....................................................                 (17,548)
Undistributed net investment income.............................................................                   2,091
                                                                                                              ----------
    Total.......................................................................................              $2,060,302
                                                                                                              ==========

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE OF BENEFICIAL INTEREST...........................                  $10.34
                                                                                                                  ======

COMPUTATION OF OFFERING PRICE:
Maximum Offering Price per share based on a 4.00% sales charge ($10.34 / 0.96)..................                  $10.77
                                                                                                                  ======

See notes to financial statements

  Landmark National Tax Free Income Fund
--------------------------------------------------------------------------------
  STATEMENT OF OPERATIONS
  For the Year Ended December 31, 1996

INVESTMENT INCOME (Note 1B):
Interest..................................................                                         $102,970

Expenses:
Custodian fees.............................................             $51,234
Auditing services..........................................              29,800
Trustee fees...............................................              12,894
Shareholder reports........................................              12,056
Transfer agent fees........................................              12,000
Legal services.............................................              10,966
Investment advisory fees (Note 2)..........................               7,598
Administrative fees (Note 3A)..............................               7,598
Shareholder servicing agents' fees (Note 3B)...............               4,748
Distribution fees (Note 4).................................                 949
Miscellaneous..............................................               6,500
                                                                        -------
    Total expenses.........................................             156,343

Less aggregate amount waived by Investment Adviser,
  Administrator, Shareholder Servicing Agents and Distributor
   (Notes 2, 3A, 3B, and 4) ...............................              (20,893)
Less fees paid indirectly (Note 1E)........................               (2,698)
Expenses Assumed by the Administrator (Note 8).............             (132,752)
                                                                        -------

    Net expenses............................................                                             --
                                                                                                   --------
    Net investment income...................................                                        102,970
                                                                                                   --------
NET REALIZED AND UNREALIZED GAIN LOSS) ON INVESTMENTS:
Net realized loss on investment transactions................                                        (17,548)
Unrealized appreciation (depreciation) of investments--
    Beginning of period.....................................             62,916
    End of period...........................................             53,861
                                                                        -------
Net change in unrealized appreciation (depreciation)........                                         (9,055)
                                                                                                   --------
    Net realized and unrealized gain (loss) on investments..                                        (26,603)
                                                                                                    --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......                                        $ 76,367
                                                                                                   ========

See notes to financial statements

  Landmark National Tax Free Income Fund
--------------------------------------------------------------------------------
  STATEMENT OF CHANGES IN NET ASSETS

                                                                                                    AUGUST 17, 1995
                                                                                                   (COMMENCEMENT OF
                                                                               YEAR ENDED           OPERATIONS) TO
                                                                            DECEMBER 31, 1996      DECEMBER 31, 1995
                                                                            -----------------      -----------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income........................................................   $  102,970            $    22,587
Net realized loss on investment transactions.................................      (17,548)                   --
Net change in unrealized appreciation (depreciation) of investments..........       (9,055)                62,916
                                                                                ----------             -----------
Net increase in net assets resulting from operations.........................       76,367                 85,503
                                                                                ----------             ----------

Dividends Declared to Shareholders from:
Net investment income........................................................     (100,879)               (22,707)
                                                                                ----------             ----------


TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (Note 6):
Net proceeds from sale of shares.............................................      950,184              1,477,019
Net asset value of shares issued to shareholders from
  reinvestment of dividends..................................................       99,169                 21,014
Cost of shares repurchased...................................................     (270,666)              (254,702)
                                                                                ----------             -----------
  Net increase in net assets from
    transactions in shares of beneficial interest............................      778,687              1,243,331
                                                                                ----------             -----------
NET INCREASE IN NET ASSETS ..................................................      754,175              1,306,127

NET ASSETS:
Beginning of period..........................................................    1,306,127                     --
                                                                                ----------             -----------
End of period (Including undistributed net investment income
  of $2,091 and $0, respectively)............................................   $2,060,302             $1,306,127
                                                                                ==========             ===========

See notes to financial statements

  Landmark National Tax Free Income Fund
--------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS

                                                                                   YEAR                AUGUST 17, 1995
                                                                                   ENDED              (COMMENCEMENT OF
                                                                               DECEMBER 31,            OPERATIONS) TO
                                                                                   1996               DECEMBER 31, 1995
                                                                               -----------            -----------------
Net Asset Value, beginning of period.......................................       $10.55                   $ 10.00
                                                                                  ------                   -------

Income From Operations:
Net investment income......................................................        0.562                     0.187
Net realized and unrealized gain (loss)
  on investments...........................................................       (0.232)                    0.551
v                                                                                  ------                   -------
       Total from operations..............................................         0.330                     0.738
                                                                                  ------                   -------
Less Dividends From:
  Net investment income....................................................       (0.540)                   (0.188)
                                                                                  ------                   -------
  Net Asset Value, end of period...........................................       $10.34                   $ 10.55
                                                                                  ======                   =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)....................................     $2,060                    $1,306
Ratio of expenses to average net assets......................................         0%                         0%
Ratio of net investment income to
  average net assets.........................................................      5.42%                      5.20%+
Portfolio turnover...........................................................        52%                         0%
Total return.................................................................      3.31%                      7.43%**

    Note: If Agents of the Fund had not voluntarily agreed to waive all of their fees for the period, the expenses were not reduced for fees paid indirectly and had expenses been limited to that required by certain state securities law in 1995, the net investment income per share and the ratios would have been as follows:

Net investment income (loss) per share.......................................    $(0.291)                    $0.098

Ratios:
Expenses to average net assets...............................................      8.23%                       2.50%+
Net investment income (loss) to
  average net assets.........................................................     (2.81)%                      2.70%+

  + Annualized
 ** Not annualized

See notes to financial statements

  Landmark National Tax Free Income Fund
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES
The Landmark National Tax Free Income Fund (the "Fund") is a separate non-diversified series of Landmark Tax Free Income Funds (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Investment Adviser of the Fund is Citibank, N.A. ("Citibank"). The Landmark Funds Broker-Dealer Services, Inc. ("LFBDS") acts as the Fund's Administrator and Distributor. Citibank also serves as Sub-Administrator and makes shares available to customers as Shareholder Servicing Agent.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The significant accounting policies consistently followed by the Fund are in conformity with generally accepted accounting principles and are as follows:

A. INVESTMENT SECURITY VALUATIONS -- Debt securities (other than short-term obligations maturing in 60 days or less) are valued on the basis of valuations furnished by a pricing service which takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of the securities. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which approximates market value. Securities, if any, for which there are no such valuations or quotations are valued at fair value as determined in good faith by or under guidelines established by the Trustees.

B. INCOME -- Interest income is determined on the basis of interest accrued and discount earned, adjusted for amortization of premium or discount on long-term debt securities when required for federal income tax purposes.

C. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code available to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investment transactions. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 1996, the Fund, for federal income tax purposes, had a capital loss carryover of $17,548 which will expire December 31, 2004. Dividends by the Fund from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Fund to pay exempt interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

D. DISTRIBUTIONS -- The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

E. FEES PAID INDIRECTLY -- The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expense on the Statement of Operations.

F. EXPENSES -- The Fund bears all costs of its operations other than expenses specifically assumed by Citibank and LFBDS. Expenses incurred by the Trust with respect to any two or more funds or series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

G. OTHER -- Investment transactions are accounted for on the date the investments are purchased or sold. Realized gains and losses are determined on the identified cost basis. Distributions to shareholders and shares issuable to shareholders electing to receive distributions in shares are recorded on the ex-dividend date.

(2) INVESTMENT ADVISORY FEES
The investment advisory fee paid to Citibank, as compensation for overall investment management services amounted to $7,598, all of which was voluntarily waived for the year ended December 31, 1996. The investment advisory fee is computed at the annual rate of 0.40% of average daily net assets.

(3) ADMINISTRATIVE SERVICES PLAN
The Trust, on behalf of the Fund, has adopted an Administrative Services Plan (the "Administrative Services Plan") which provides that the Trust may obtain the services of an Administrator, one or more Shareholder Servicing Agents and other Servicing Agents and may enter into agreements providing for the payment of fees for such services. Under the Administrative Services Plan, the aggregate of the fee paid to the Administrator from the Fund and of the fees paid to the Shareholder Servicing Agents from the Fund under such plan may not exceed 0.65% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year.

A. ADMINISTRATIVE FEES -- Under the terms of an Administrative Services Agreement, the administrative fee paid to the Administrator, as compensation for overall administrative services and general office facilities, is accrued daily and paid monthly at an annual rate of 0.40% of the Fund's average daily net assets. The Administrative fee amounted to $7,598, all of which was voluntarily waived for the year ended December 31, 1996. Citibank acts as Sub-Administrator and performs such duties and receives such compensation from LFBDS as from time to time is agreed to by LFBDS and Citibank. The Fund pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Fund from the Administrator or its affiliates. Certain of the officers and a Trustee of the Fund are officers and directors of the Administrator or its affiliates.

B. SHAREHOLDER SERVICING AGENTS FEES -- The Trust, on behalf of the Fund, has entered into shareholder servicing agreements with each Shareholder Servicing Agent pursuant to which that Shareholder Servicing Agent acts as an agent for its customers and provides other related services. For their services, each Shareholder Servicing Agent receives fees from the Fund, which may be paid periodically, but may not exceed, on an annualized basis, an amount equal to 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment is being made by investors for whom such Shareholder Servicing Agent maintains a servicing relationship. Shareholder Servicing Agents' fees amounted to $4,748, all of which was voluntarily waived for the year ended December 31, 1996.

(4) DISTRIBUTION FEES
The Trust, on behalf of the Fund, has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, in which the Fund reimburses the Distributor for expenses incurred or anticipated in connection with sales of shares of the Fund, at an annual rate not to exceed 0.05% of the Fund's average daily net assets. The Distributor may also receive an additional fee from the Fund at an annual rate not to exceed 0.05% of the Fund's average daily net assets in anticipation of, or as reimbursement for, advertising expenses incurred by the Distributor in connection with the sale of shares of the Fund. No payment of such additional fees has been made during the period. The Distribution fee amounted to $949, all of which was voluntarily waived for the year ended December 31, 1996.

(5) PURCHASES AND SALES OF INVESTMENTS
Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $1,638,753 and $883,655, respectively.

(6) SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value). Transactions in shares of beneficial interest were as follows:

                                                           AUGUST 17, 1995
                                    YEAR ENDED            (COMMENCEMENT OF
                                   DECEMBER 31,            OPERATIONS) TO
                                       1996               DECEMBER 31, 1995
                                   ------------           -----------------
Shares sold.................          92,257                   146,053
Shares issued to shareholders
  from reinvestment of dividends       9,709                     2,033
Shares repurchased..........         (26,521)                  (24,313)
                                      ------                    -------
Net increase................          75,445                   123,773
                                      ======                   =======

(7) FEDERAL INCOME TAX BASIS OF INVESTMENTS
The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 1996, as computed on a federal income tax basis, are as follows:

Aggregate cost............................                   $1,907,566
                                                             ==========
Gross unrealized appreciation.............                   $   57,535
Gross unrealized depreciation.............                       (3,674)
                                                             ----------
Net unrealized appreciation...............                   $   53,861
                                                             ==========

(8) ASSUMPTION OF EXPENSES
LFBDS has voluntarily agreed to pay a portion of the unwaived expenses of the Fund for the year ended December 31, 1996 which amounted to $132,752.

(9) LINE OF CREDIT
The Fund, along with other Landmark Funds, entered into an ongoing agreement with a bank which allows the Funds collectively to borrow up to $40 million for temporary or emergency purposes. Interest on borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended December 31, 1996, the commitment fee allocated to the Fund was $8. Since the line of credit was established there have been no borrowings.

Landmark National Tax Free Income Fund
-------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS OF LANDMARK NATIONAL TAX FREE INCOME FUND

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Landmark National Tax Free Income Fund, a separate series of Landmark Tax Free Income Funds (the "Trust") (a Massachusetts business trust), as of December 31, 1996, the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for the year ended December 31, 1996 and for the period August 17, 1995 (commencement of operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of December 31, 1996, by correspondence with the Custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Landmark National Tax Free Income Fund at December 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 31, 1997

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SHAREHOLDER SERVICING AGENTS

FOR CITIBANK NEW YORK RETAIL BANKING AND
BUSINESS AND PROFESSIONAL CUSTOMERS:
Citibank, N.A.
111 Wall Street, New York, NY 10043
(212) 820-2383 or (800) 846-5300

FOR CITIGOLD CUSTOMERS:
Citigold
P.O. Box 5130, New York, NY 10150-5130
Call Your Citigold Executive or, in NY or CT, (800) 285-1701, or for all other states (800) 285-1707

FOR CITIBANK PRIVATE BANKING CLIENTS:
Citibank, N.A.
The Citibank Private Bank
153 East 53rd Street, New York, NY 10043
Call Your Citibank Private Banking Account Officer,
Investment Specialist or (212) 559-5959

FOR CITIBANK GLOBAL ASSET MANAGEMENT CLIENTS:
Citibank, N.A.
Citibank Global Asset Management
153 East 53rd Street, New York, NY 10043
(212) 559-7117

FOR CITIBANK NORTH AMERICAN INVESTOR SERVICES CLIENTS:
Citibank, N.A.
111 Wall Street, New York, NY 10043
Call Your Account Manager or (212) 657-9100

FOR CITICORP INVESTMENT SERVICES CUSTOMERS:
Citicorp Investment Services
One Court Square, Long Island City, NY 11120
Call Your Investment Consultant or (800) 846-5200
(212) 820-2380 in New York City

[Logo]
LANDMARK FUNDS

MONEY MARKET FUNDS:
Cash Reserves
Premium Liquid Reserves
Institutional Liquid Reserves

U.S. Treasury Reserves
Premium U.S. Treasury Reserves
Institutional U.S. Treasury Reserves

Tax Free Reserves
Institutional Tax Free Reserves

California Tax Free Reserves
Connecticut Tax Free Reserves
New York Tax Free Reserves

STOCK & BOND FUNDS:
U.S. Government Income Fund
Intermediate Income Fund
National Tax Free Income Fund
New York Tax Free Income Fund

Balanced Fund
Equity Fund
International Equity Fund
Small Cap Equity Fund
Emerging Asian Markets Equity Fund